LETTER OF TRANSMITTAL

Cooper Cameron Corporation

Offer to Purchase for Cash

any and all of the outstanding
1.75% Convertible Senior Debentures Due 2021
of
Cooper Cameron Corporation
(CUSIP NO. 216640 AB8)
Pursuant to the Offer to Purchase dated April 6, 2004

The Tender Offer and your withdrawal rights will expire at 9:00 a.m., New York City time, on Wednesday, May 5, 2004, unless extended (such date and time as it may be extended, the “Expiration Date”). Your acceptance of the Tender Offer may only be withdrawn under the circumstances described in the Offer to Purchase and in this Letter Of Transmittal.

The Depositary for the Tender Offer is:

J.P. Morgan Trust Company, National Association

Attn: Frank Ivins

2001 Bryan Street, 9th Floor
Dallas, TX 75201

Facsimile Transmissions

(Eligible Institutions Only)

(214)468-6494

To Confirm by Telephone or

for Information Call:

(800)275-2048

      Delivery of this letter of transmittal (this “Letter of Transmittal”) to an address, or transmission via facsimile to a number, other than as set forth above, will not constitute a valid delivery.

      Capitalized terms used but not defined herein shall have the same meanings given them in the related Offer to Purchase dated April 6, 2004.

      The instructions contained herein and the Offer to Purchase should be read carefully before this Letter of Transmittal is completed and signed.

      This Letter of Transmittal is to be used by the Holders of the 1.75% Convertible Senior Debentures Due 2021 (the “Debentures”) of Cooper Cameron Corporation, a Delaware corporation (the “Company”) if:

•	certificates for tendered Debentures are to be physically delivered to the Depositary; or

•	tender of Debentures is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedures for book-entry transfer set forth under the caption “The Tender Offer — Procedures for Tendering Debentures” in the Offer to Purchase.

      This Letter of Transmittal is to be used by each registered holder of Debentures (each, a “Holder” and, collectively, the “Holders”) if certificates representing Debentures are to be physically delivered to the Depositary herewith by such Holder.

      Holders who are tendering by book-entry transfer to the Depositary’s account at DTC must tender Debentures through DTC’s Automatic Tender Offer Program (“ATOP”), for which the Tender Offer will be eligible. DTC participants that are accepting the Tender Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an Agent’s Message to the Depositary for its acceptance. The Agent’s Message shall state that DTC has received an express acknowledgement from the DTC participant tendering Debentures on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Tender Offer as set forth in the Offer to Purchase and this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Tender Offer in lieu of execution and delivery of this Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

      Only Holders are authorized to tender their Debentures. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

TENDERING OF DEBENTURES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING.

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK- ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

      List below the Debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples.

DESCRIPTION OF DEBENTURES TENDERED

Name(s) and Address(es) of		Aggregate Principal	Principal Amount
Registered Holder(s)	Certificate Number(s)*	Amount Represented	Tendered**

		$	$

	Total Principal Amount of Debentures:	$	$

* Need not be completed by Holders tendering by book-entry transfer.
** Unless otherwise specified, it will be assumed that the entire aggregate principal amount of the Debentures described above is being tendered. See Instruction 5. Only Holders may validly tender their Debentures pursuant to the Offer.

      The names and addresses of the Holders should be printed exactly as they appear on the certificates representing the tendered Debentures. The Debentures and the principal amount of Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Cooper Cameron Corporation (the “Company”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 6, 2004, (the “Offer to Purchase”), receipt of which is acknowledged, and in accordance with this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the “Tender Offer”), the principal amount of Debentures indicated in the table above labeled “Description of Debentures” under the column heading “Principal Amount Tendered.” If nothing is indicated in that column, then the entire aggregate principal amount represented by the Debentures described in the table is tendered.

      Subject to, and effective upon, the acceptance for purchase of, and payment for, the Debentures tendered in accordance with the Tender Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the tendered Debentures. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary also acts as the agent of the Company, with respect to tendered Debentures, and with full powers of substitution and revocation to:

•	present such Debentures and all evidences of transfer and authenticity to, or transfer of ownership of, such Debentures on the account books maintained by the Depository Trust Company (“DTC”) to, or upon the order of, the Company;

•	present such Debentures for transfer of ownership on the books of the Company; and

•	receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures,

all in accordance with the terms and conditions of the Tender Offer as described in the Offer to Purchase. The above granted power of attorney is deemed to be an irrevocable power of attorney coupled with an interest.

      If the undersigned is not the registered Holder listed in the box above labeled “Description of Debentures” under the column heading “Principal Amount Tendered” or the Holder’s legal representative or attorney-in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal Debentures that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Debentures on behalf of such registered Holder, in any case signed exactly as the name of the registered Holder appears on the Debentures, with the signatures on the certificates or instruments of transfer guaranteed as described below.

      The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Offer to Purchase and in the Letter of Transmittal instructions will constitute the undersigned’s acceptance of the terms and conditions of the Tender Offer. The Company’s acceptance of such Debentures for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer. For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for payment (and thereby purchased) tendered Debentures, or defectively tendered Debentures with respect to which the Company has, or has caused to be, waived such defect, if, as and when the Company gives written notice to the Depositary of its acceptance for payment of such Debentures.

      The undersigned understands and acknowledges that the Tender Offer will expire at 9:00 a.m., New York City time, on Wednesday, May 5, 2004, unless extended or earlier terminated by the Company, in its sole discretion.

      The undersigned understands that Debentures tendered prior to the Expiration Date may be withdrawn by written notice of withdrawal (or a properly transmitted “Request Message” through ATOP) received by the Depositary at any time on or prior to the Expiration Date, but not thereafter unless the Company has not accepted them for payment by May 15, 2004, or the Tender Offer is terminated without any Debentures being purchased thereunder as set forth in the Offer to Purchase. In the event of a termination of the Tender Offer, Debentures tendered pursuant to the terminated Tender Offer will be returned to the tendering Holder promptly.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby, and that when such tendered Debentures are accepted for payment by the Company, the Company will acquire good and unencumbered title to the Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.

      All authority herein conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

      The undersigned understands that the delivery and surrender of any Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered Debentures, will be determined by the Company, in its sole discretion, whose determination will be final and binding.

      Unless otherwise indicated herein in the box below labeled “A. Special Issuance/ Delivery Instructions,” the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of Debentures tendered by book-entry transfer, by credit to the account of DTC. Unless otherwise indicated herein in the box below labeled “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payments to be made in connection with the Tender Offer be issued to the order of, and delivered to, the undersigned.

      If the “A. Special Issuance/ Delivery Instructions” box is completed, the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

      The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/ Delivery Instructions” box to transfer any Debentures from the names of the registered Holder(s) thereof if it does not accept for purchase any of such tendered Debentures. If the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for tendered Debentures be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/ DELIVERY
INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

      To be completed ONLY if Debentures in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Debentures” within this Letter of Transmittal.

Name:

(Please Print)

Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Herein)

B. SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

      To be completed ONLY if checks are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Debentures” within this Letter of Transmittal.

Name:

(Please Print)

Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Herein)

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER

DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Debentures listed in the box above labeled “Description of Debentures” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Debentures described in such box).

      This Letter of Transmittal must be signed by the Holder(s) exactly as its name(s) appear(s) on certificate(s) representing Debentures, or if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Debentures. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.

SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

(SEE GUARANTEE REQUIREMENT BELOW)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

MEDALLION SIGNATURE GUARANTEE

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 6)

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Name of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Date: ______________________________, 2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

      1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Debentures are tendered by the registered Holder of such Debentures, or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures, and that Holder has not completed either of the boxes entitled “A. Special Issuance/ Delivery Instructions” or “B. Special Payment Instructions” on this Letter of Transmittal or for the account of an Eligible Institution. If the Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased Debentures are to be issued to a person other than the registered Holder, the signatures on this Letter of Transmittal accompanying the tendered Debentures must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 6.

      2. Delivery of Letter of Transmittal and Debentures. This Letter of Transmittal is to be completed by Holders if:

•	certificates for tendered Debentures are to be physically delivered to the Depositary; or

•	tender of Debentures is to be made by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures for book-entry transfer set forth under the caption “The Tender Offer — Procedures for Tendering Debentures” in the Offer to Purchase, and instructions are not being transmitted through ATOP.

      All physically delivered Debentures, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or before the Expiration Date (in order to receive the Purchase Price). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

      The method of delivery of this Letter of Transmittal, certificates for Debentures and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of the tendering Holder. If a Holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary.

      No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their Debentures for payment.

      3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by Debentures should be listed on a separate signed schedule attached to this Letter of Transmittal.

      4. Withdrawal of Tenders; Amendment and Extension. A Holder of Debentures may withdraw tendered Debentures at any time before the Expiration Date and until such Debentures are accepted for payment. If the Company terminates the Tender Offer or does not purchase any Debentures in the Tender Offer, the Company will instruct the Depositary to return such Debentures, at the Company’s expense, to the tendering Holder (or, in the case of Debentures tendered by book-entry transfer, those Debentures will be credited to the account maintained at DTC from which those Debentures were delivered) unless otherwise requested by such Holder under “Special Issuance/ Delivery Instructions; Special Payment Instructions” below, promptly following the Expiration Date or termination of the Tender Offer.

      If, for any reason whatsoever, acceptance for payment of, or payment for, any Debentures tendered pursuant to the Tender Offer is delayed (whether before or after the Company’s acceptance for payment of Debentures) or the Company is unable to accept for payment or pay for the Debentures tendered pursuant to the Tender Offer, the Company may (without prejudice to its rights set forth in the Offer to Purchase) instruct the Depositary to retain tendered Debentures, and such Debentures may not be withdrawn except in accordance with “The Tender Offer — Withdrawal of Tenders” in the Offer to Purchase (subject to Rule 13e-4(f)(2) under the Exchange Act, which requires that the offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

      For a withdrawal of Debentures tendered pursuant to the Offer to be effective, a written or facsimile transmission notice of withdrawal or a “Request Message” must be received by the Depositary before the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must:

•	specify the name of the person who tendered the Debentures to be withdrawn;

•	contain a description of the Debentures to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Debentures (unless such Debentures were tendered by book-entry transfer) and the aggregate principal amount represented by such Debentures; and

•	be signed by the Holder of such Debentures in the same manner as the original signature on the Letter of Transmittal by which such Debentures were tendered (including any required signature guarantees) or be accompanied by (i) documents of transfer sufficient to have the Trustee or DTC, as the case may be, register the transfer of Debentures into the name of the person withdrawing such Debentures and (ii) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

      The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Debentures have been tendered for the account of an Eligible Institution. If the Debentures to be withdrawn have been delivered or otherwise identified to the Depositary, a signed timely and properly completed and presented notice of withdrawal or a Request Message is effective immediately upon receipt thereof, even if physical release is not yet effected.

      Any permitted withdrawal of tendered Debentures may not be rescinded, and any Debentures properly withdrawn will thereafter be deemed not validly tendered. However, properly withdrawn Debentures may be re-tendered, by again following one of the procedures described in “The Tender Offer — Procedures for Tendering Debentures,” in the Offer to Purchase, at any time on or before the Expiration Date.

      All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding). None of the Company, the Dealer Manager, the Information Agent, the Depositary, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or Request Message, or incur any liability for failure to give any such notification.

      If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional materials relating to the Offer and extend the Tender Offer to the extent required by law. In addition, the Company may, if it deems appropriate, extend the Tender Offer for any other reason. In addition, if the consideration to be paid in the Tender Offer is increased or decreased or the principal amount of Debentures subject to the Tender Offer is increased or decreased, the Tender Offer will remain open at least 10 business days from the date the Company first gives notice of such increase or decrease to Holders of Debentures subject to the Tender Offer, by press release or otherwise.

      5. Partial Tenders. (Not applicable to Holders who tender by book-entry transfer.) Tenders of Debentures will be accepted only in integral multiples of $1,000 principal amount. If Holders wish to tender with respect to less than the entire principal amount of any Debentures submitted, Holders must fill in the principal amount that is to be tendered in the columns entitled “Principal Amount Tendered.” In the case of a partial tender of Debentures, as soon as practicable after the Expiration Date, new certificates for the remainder of the Debentures that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount that is represented by the Debentures delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

      6. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Debentures tendered hereby the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.

      If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal or any Debenture or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

      When this Letter of Transmittal is signed by the registered Holders of the Debentures listed and transmitted hereby, no endorsements of Debentures or separate instruments of transfer are required unless payment is to be made, or Debentures not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

      If this Letter of Transmittal is signed other than by the registered Holders of the Debentures listed, the Debentures must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Debentures on behalf of such registered Holders, in any case signed exactly as the name or names of the registered Holders appear on the Debentures, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

      7. Special Issuance/Delivery Instructions; Special Payment Instructions. If a check and/or certificates for Debentures representing principal amounts not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Debentures are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “A. Special Issuance/ Delivery Instructions” or “B. Special Payment Instructions” box on this Letter of Transmittal should be completed. All Debentures tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Debentures were delivered.

      8. Transfer Taxes. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Debentures to the Company, or to the Company’s order, pursuant to the Offer. If payment is to be made to, or if Debentures not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Debentures are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      9. Waiver of Conditions. The conditions of the Tender Offer are for the sole benefit of the Company. The conditions may be asserted by the Company regardless of the circumstances, including any action or inaction by the Company, giving rise to such condition or may be waived by the Company in whole or in part at any time and from time to time in its sole discretion before the Expiration Date. The failure of the Company at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right that may be asserted at any time and from time to time.

      10. Substitute Form W-9. Each tendering Holder must either (i) provide the Depositary with a correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and certify, under penalty of perjury, that such TIN is correct, such Holder is not subject to backup withholding and such Holder is a United States person or (ii) establish another basis for exemption from backup withholding. As provided on Substitute Form W-9, a tendering Holder must cross out item (2) of Part 2 of Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and a federal income tax backup withholding (currently 28%) on any payment made pursuant to the Offer. Certain Holders are not subject to backup withholding and reporting requirements. A foreign person (including a foreign corporation) may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. A disregarded domestic entity that has a foreign owner should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9. A Form W-8BEN can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

      11. Guaranteed Delivery. If a Holder desires to tender Debentures pursuant to the Tender Offer and:

•	certificates representing that Holder’s Debentures are not immediately available;

•	time will not permit the Holder’s Letter of Transmittal, certificates representing Debentures and all other required documents to reach the Depositary on or before the Expiration Date; or

•	the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed on or before the Expiration Date,

the Holder may nevertheless tender Debentures with the effect that the tender will be deemed to have been received on or before the Expiration Date if all of the following conditions are satisfied:

•	the tender is made by or through an Eligible Institution;

•	before the Expiration Date, the Depositary has received from such Eligible Institution, at the address of the Depositary set forth on the front cover of this Letter of Transmittal, a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) substantially in the form provided by us, setting forth the name(s) and address(es) of the Holder(s) and the principal amount at maturity of Debentures being tendered, and stating that the tender is being made thereby and guaranteeing that, within three business days after the date of the Notice of Guaranteed Delivery, a properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message) and certificates evidencing the Debentures (or confirmation of book-entry transfer of such Debentures into the Depositary’s account with DTC), and any other documents required by the Letter of Transmittal and the Instructions thereto, will be deposited by such Eligible Institution with the Depositary; and

•	the certificates for the tendered Debentures, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Debentures into the Depositary’s account at DTC as described above), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent’s Message, are received by the Depositary within three business days after the date of execution of the Notice of Guaranteed Delivery.

      12. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. A Holder also may contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

      IMPORTANT: This Letter of Transmittal, or a facsimile hereof, together with Debentures and all other required documents, must be received by the Depositary on or before the Expiration Date in order for Holders to receive the Purchase Price.

IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a Holder whose tendered Debentures are accepted for payment is generally required to provide the Depositary with such Holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual Holder’s social security number or a Holder’s employer identification number. If the Depositary is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder with respect to Debentures purchased pursuant to the Tender Offer may be subject to withholding tax (currently set at 28% of the payment). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

      Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

      Certain Holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Foreign Holders must establish their status as exempt recipients from backup withholding and can do so by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN (available from the Depositary), signed, under penalties of perjury, attesting to such Holder’s exempt foreign status. A disregarded domestic entity that has a foreign owner should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Holders are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on any payment made to a Holder with respect to Debentures purchased pursuant to the Tender Offer, the Holder is required to notify the Depositary of the Holder’s correct TIN by completing the form below, certifying that: (A) the TIN provided on Substitute Form W-9 is correct; (B) either (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding; and (C) the Holder is a United States person (including a United States resident alien).

      If a Holder does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9 below, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Depositary within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Depositary.

WHAT NUMBER TO GIVE THE DEPOSITARY

      The Holder is required to give the Depositary the TIN of the record owner of the Debentures. If the Debentures are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, AS DEPOSITARY

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT (OR COMPLETE PART 3) AND CERTIFY BY SIGNING AND DATING BELOW	TIN: ______________________________ Social Security Number or Employer ID Number

Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN) Name Address (Number and Street) City, State and Zip Code	Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I have checked the box in part 3 and executed the certificate of Awaiting Taxpayer Identification Number below), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Signature ______________________________

Date __________________________________
Part 3 — Awaiting TIN ☐ Please complete the Certificate of Awaiting Taxpayer Identification Number below.

Certificate Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING

OF A PORTION (CURRENTLY 28%) OF ANY PAYMENTS MADE TO YOU
WITH RESPECT TO THE DEBENTURES.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF

THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion (currently 28%) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ______________________________  Date  ______________________________

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

       GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security numbers (SSNs) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and Taxpayer Identification Number (TIN) of:

1.	An individual’s account	The individual(1)
2.	Two or more persons (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(2)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(3)
4.	a. The usual revocable trust (grantor is also trustee)	The grantor-trustee(2)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(2)
5.	Sole proprietorship or single-owner limited liability company (LLC)	The owner(4)
6.	A valid trust, estate, or pension trust	The legal entity(5)
7.	Corporate or LLC electing corporate status on Form 8832	The corporation
8.	Religious, charitable, or educational organization account	The organization
9.	Partnership or multi-member LLC	The partnership
10.	Association, club, or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	If you are a resident alien and you do not have and are not eligible to get an SSN, your taxpayer identification number is your IRS individual tax identification number (ITIN). Enter it in the Social Security Number box on the Substitute Form W-9. If you do not have an ITIN, see “Obtaining a Number” below.

(2)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a TIN, that person’s number must be furnished. If the first payee listed on an account provides the payer with a Form W-8BEN or similar statement signed under penalties of perjury, backup withholding applies unless: (1) every joint payee provides a statement regarding foreign status (e.g., a Form W-8BEN) or (2) any one of the joint payees who has not established foreign status provides the payer a TIN. If any one of the joint payees who has not established foreign status provides a TIN, that number will he used for purposes of backup withholding and information reporting.

(3)	Circle the minor’s name and furnish the minor’s SSN.

(4)	You must show your individual name. You may also enter your business or “doing business as” name. You may use either your 5514 or your TIN.

(5)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Note: Section references are to the Internal Revenue Code unless otherwise noted.

Obtaining a Number

If you do not have a taxpayer identification number or you don’t know your number, obtain either (a) Form SS-5, Application for a Social Security Number from the Social Security Administration (for eligible individuals), (b) Form W-7, Application for IRS Individual Taxpayer Identification Number from the Internal Revenue Service (IRS) (for a U.S. resident alien ineligible to receive an SSN), or (c) Form SS-4, Application for Employer Identification Number from the IRS (for businesses and all other entities), and apply for a number.

Payees and Payments Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For broker transactions, payees listed in items (1) through (12) and persons registered under the Investment Advisors Act of 1940 who regularly act as brokers are exempt:

(1)	An organization exempt from tax under section 501(a), an individual retirement account (IRA), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(2)	The United States or any of its agencies or instrumentalities.
(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.
(5)	An international organization or any of its agencies or instrumentalities.
(6)	A corporation.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
(9)	A real estate investment trust.

(10)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
(11)	A common trust fund operated by a bank under section 584(a).
(12)	A financial institution.
(13)	A middleman known in the investment community as a nominee or custodian.
(14)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8BEN (CERTIFICATE OF FOREIGN STATUS).

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

     Any questions or requests for assistance or for additional copies of the Statement or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent as set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

The Depositary for the Tender Offer is:

J.P. Morgan Trust Company, National Association

Institutional Trust Services

Attn: Frank Ivins
2001 Bryan Street, 9th Floor
Dallas, TX 75201

The Information Agent for the Tender Offer is:

Georgeson Shareholder Communications

17 State Street

10th Floor
New York, NY 10004
Banks and Brokers Call Collect: (212) 440-9800
All Others Please Call Toll-Free: 800-387-8819

The Dealer Manager for the Tender Offer is:

UBS Investment Bank

Liability Management Group

677 Washington Blvd.
Stamford, CT 06901
Toll Free (888) 722-9555 (x4210)
Call Collect: (203) 719-4210